SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2019

Hammer Fiber Optics Holdings Corp.
(Exact name of registrant as specified in its charter)

Nevada	000-1539680	98-1032170
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
15 Corporate Place South, Suite 100, Piscataway NJ 08854 (844) 413-2600

(Address, including zip code, and telephone number, including area code,

of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

The following discussion, in addition to the other information contained in this Current Report (“Report”), should be considered carefully in evaluating our prospects. This Report (including without limitation the following factors that may affect operating results) contains forward-looking statements regarding us and our business, financial condition, results of operations and prospects. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this Report. Additionally, statements concerning future matters such as revenue projections, projected profitability, growth strategies, possible changes in legislation and other statements regarding matters that are not historical are forward-looking statements.

Forward-looking statements in this Report reflect the good faith judgment of our management and the statements are based on facts and factors as we currently know them. Forward-looking statements are subject to risks and uncertainties and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Factors that could cause or contribute to such differences in results and outcomes include, but are not limited to, those discussed in this Report. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this Report. We undertake no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this Report.

EXPLANATORY NOTE

On November 6, 2018 Hammer Fiber Optic Holdings Corp, (the “Company”) filed a Current Report on Form 8-K stating that on November 1, 2018 the Company completed the purchase of 1stPoint Communications, LLC, Open Data Centers, LLC and Shelcomm, Inc. On December 18, 2018, the Company filed a Current Report on Form 8-K stating that on December 17, 2018 the Company completed the purchase of Endstream Communications, LLC.

The Company staff conducted a Regulation S-X Test pursuant to S-X Rule 3.05 to determine the proper accounting consolidation for the financial statement presentation of each entity as required under Item 9.01. The Company determined that 1stPoint, Endstream and Open Data Centers required audited financial statements as there is sufficient continuity of operations so that disclosure of prior financial information is material to an understanding of the Company’s future operations. It was also determined that as these entities were classified as related businesses before their acquisition by the Company and they should therefore be subject to combination for accounting purposes. It was also determined that Shelcomm was not subject to an audit as it does not exceed the 20% (twenty percent) significance level pursuant to Regulation S-X Rule 3-05.

The summary of the Regulation S-X Testing under S-X Rule 3-05 set forth does not purport to be a complete statement of the terms of such document. The summary references the full text of the document which has been filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein for reference.

This amendment to the Original 8-K dated November 6, 2018 and the subsequent Original 8-K dated December 18, 2018 is being filed for the purposes of satisfying the Company’s obligation to file the audited and pro forma financial information required by Item 9.01 of the Form 8-K, and this amendment should be read in conjunction with both previous Original Form 8-Ks. Except as set forth herein, no modifications have been made to the information contained in the Original Form 8-Ks, and the Company has not updated any information contained therein to reflect events that have occurred since the dates of the Original Form 8-Ks.

Item 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

As previously reported by the Company in its Current Report on Form 8-K filed on November 6, 2018 and December 18, 2018 respectively, the Company completed the acquisitions of 1stPoint, Endstream, Open Data Centers and Shelcomm. The Company hereby amends the initial reports to provide the audited consolidated financial statements for the year ended December 31, 2016 and 2017, respectively and the unaudited pro forma financial information related to the acquisitions for the 10-months ended October 31, 2018 as required by Items 9.01(a) and 9.01(b) of Form 8-K/A.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired

The audited consolidated financial statements for 1stPoint, Endstream and Open Data Centers for the year ended December 31, 2016 and December 31, 2017 are attached as Exhibit 99.2 to this Form 8-K/A

The consent of Boyle CPA, LLC, the independent auditors for 1stPoint, Endstream and Open Data Centers, is attached as Exhibit 23.1 to this Form 8-K/A

(b) Pro Forma Financial Information

The following unaudited pro forma consolidated financial information related to the acquisition of 1stPoint, Endstream and Open Data Centers is attached as Exhibit 99.3 to this Form 8/KA.

(i)Unaudited Pro Forma Consolidated Financial Statements for the 10-months stated through October 31, 2018

(c) Not Applicable

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description
23.1	Consent of Boyle CPA, LLC

99.1	Regulation S-X Testing Summary of Results

99.2	Endstream, 1stPoint and Open Data Centers Audited Consolidated Financial Statements for the Year Ended December 31, 2016 and Year Ended December 31, 2017

99.3	Endstream, 1stPoint and Open Data Centers Unaudited Pro Forma Consolidated Financial Statements for Period End October 31, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hammer Fiber Optics Holdings, Corp.

Dated: March 25, 2019

/s/ Erik B. Levitt

By: Erik B. Levitt

Its: CEO